Liabilities for Employee Benefits, Net - Schedule of Expenses in Respect of Defined Benefit Plans (Details) - Expenses in respect of defined benefit plans [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Schedule of Expenses in Respect of Defined Benefit Plans [Line Items]
Current service cost	$ (1)	$ 7
Interest cost	15	2
Expected return on plans’ assets	(13)
Exchange rate differentials, net	7
Total cost	8	9
Presentation in profit and loss:
Cost of revenue	6	7
Finance expenses	2	2
Profit and loss	8	9
Presentation in other comprehensive income (loss)	$ 20	$ (3)